Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
16. Subsequent Events
Concurrent Registered Direct Offering and Private Placements
On January 25, 2023, the Company entered into a securities purchase agreement in connection with a registered direct offering and concurrent private placement with an institutional investor. The Company also entered into a securities purchase agreement and a registration rights agreement in connection with a concurrent private placement with the same institutional investor (the “January 2023 Offering”). The January 2023 Offering consisted of (i) 2,800,789 shares of Common Stock sold at $0.86 per share, (ii) Common Warrants to purchase up to 11,627,908 shares of Common Stock with an exercise price of $0.86, and
(iii) Pre-Funded
Warrants to purchase up to 8,827,119 shares of Common Stock with an exercise price of $0.86 all issued to Armistice Capital

Master Fund Ltd (“Armistice”). The Common Warrants will expire on January 27, 2028. As part of the January 2023 Offering the company further issued H.C. Wainwright & Co., LLC (“Placement Agent Warrants”) to purchase up to 406,977 shares of Common Stock with an exercise price of $1.075 and an expiration date of January 25, 2028. As of March 28, 2023, Armistice has exercised 3,028,398 warrants.
The Company received net proceeds from the January 2023 Offering of approximately $8.7 million. Effective January 25, 2023, the Company terminated the Equity Distribution Agreement by providing a notice of termination to the Agent in accordance with the terms of the Equity Distribution Agreement.